SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                August 10, 2007
               ------------------------------------------------
               Date of Report (date of earliest event reported)


                    BION ENVIRONMENTAL TECHNOLOGIES, INC.
             ----------------------------------------------------
             Exact name of Registrant as Specified in its Charter


         Colorado                000-19333            84-1176672
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


             641 Lexington Avenue, 17th Floor, New York, NY 10022
         ----------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code


                                (212) 758-6622
             --------------------------------------------------
             Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





ITEM 8.01  OTHER EVENTS

     On August 10, 2007, the Delaware Chancery Court entered orders approving a settlement with regard to a class action lawsuit in which Bion Environmental Technologies, Inc. ("Bion") had been named as a defendant brought by TCMP3 Partners, LLP in the Court of Chancery in the State of Delaware, case number 170-VCP (the "TCMP Litigation"). Pursuant to the settlement, Bion, Bion Dairy Corporation and Mark Smith, will pay $165,000, through insurance, into a settlement fund. Other defendants will also pay $405,000 to the settlement fund.

     As part of the settlement reached in the TCMP Litigation, Bion, its majority owned subsidiary Centerpoint Corporation ("Centerpoint"), and Bion's shareholders (as of January 15, 2002 other than the 'Released Parties' in these two actions who are not current officers and/or directors of Bion) ("Shareholder Class") filed an action against Comtech Group, Inc. ("Comtech") (formerly known as Trident Rowan Group, Inc.), OAM S.p.A ("OAM") and others in the Court of Chancery in the State of Delaware, case number 2968-VCP (the "Comtech Litgation"), along with a stipulated settlement of the litigation. Pursuant to that settlement, Comtech and OAM will deliver to the Shareholder
Class: a) 144,240 shares of Bion common stock; b) a warrant to purchase 100,000 shares of Bion's common stock, and c) 140,000 shares of the common stock of Centerpoint Corporation. Additionally, they will assign to Bion and Centerpoint all of their rights to any proceeds of an escrow established from the sale of Centerpoint's assets to Aprilia S.p.A. (the "Aprilia Escrow") and any proceeds from litigation related to the transaction with Aprilia. As part of the settlement, one of the other defendants will pay $150,000 into a settlement fund, through insurance. Of this amount, Bion would receive $85,000 and Centerpoint will receive $20,000. This settlement was also approved by the Court on August 10, 2007.

ITEM 9.01.  Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.

     (d)  Exhibits

     9.1 Stipulation and Agreement of Compromise and Release dated May 21, 2007 between Centerpoint Corporation, Bion Environmental Technologies, Richard Anderson and Joseph Foglia,as Plaintiffs, and Comtech Group, Inc., OAM S.p.A., Investec Ernst & Company and others as Defendants.

                                      2




     9.2 Stipulation and Agreement of Compromise, Settlement and Release dated May 15, 2007 between TCMP3 Partners, LLP as Plaintiff and Bion Environmental Technologies, Inc. and Bion Dairy Corporation, among others, as Defendants.

     9.3 Stipulation and Agreement of Compromise, Settlement and Release as to Certain Defendants dated May 15, 2007 between TCMP3 Partners, LLP as Plaintiff and certain defendants other than Bion
          Environmental Technologies, Inc. and Bion Dairy Corporation.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Bion Environmental Technologies, Inc.


Date:  August 14, 2007                 By: /s/ Mark A. Smith
                                           Mark A. Smith, President